UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2006

KBL HEALTHCARE ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51228	20-1994619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 Third Avenue, 21st Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 319-5555

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment is being filed solely to file (i) an additional exhibit document (Exhibit 10.10) to the Form 8-K filed by KBL on September 5, 2006, (ii) updated Financial Statements (Exhibit 99.2), which supercedes the version filed on September 5, 2006 as Exhibit 99.2 to such 8-K, and (iii) an updated slide show presentation (Exhibit 99.3), which supercedes the version filed on September 5, 2006 as Exhibit 99.3 to such 8-K.

Investor Presentation

Attached as Exhibit 99.3 to this Report is the form of slide show presentation that has been used by KBL in presentations for certain of its stockholders.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit	Description

10.10	Form of Service Agreement

99.2	Certain unaudited consolidated financial statements of Summer Infant, Inc. and its affiliated companies.

99.3	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2006	KBL HEALTHCARE ACQUISITION CORP. II

	By:	/s/ Michael Kaswan
	Name:	Michael Kaswan
	Title:	Chief Operating Officer